UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 1, 2012

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SJW Corp.
(Exact name of registrant as specified in its charter)

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California	1-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 W. Taylor Street, San Jose, California	95110
(Address of principal executive offices)	(Zip Code)
(408) 279-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

SJW Corp. and SJW Land Company Credit Agreement

On March 1, 2012 (the “Effective Date”), SJW Corp. (the “Corporation”), SJW Land Company, a wholly-owned subsidiary of the Corporation, and Wells Fargo Bank, National Association (“Wells Fargo”) entered into a credit agreement (the “Credit Agreement”), which provides for an unsecured revolving credit facility in an aggregate amount of $15 million. The Credit Agreement expands and replaces the Corporation’s and SJW Land Company’s existing credit facility with Wells Fargo.

The credit facility will be used for working capital purposes or general corporate purposes of the Corporation and SJW Land Company. The Credit Agreement expires, and all obligations thereunder shall be due and payable, on September 1, 2014, unless earlier accelerated upon the occurrence of an event of default.

The Credit Agreement contains affirmative and negative covenants and events of default customary for credit facilities of this type, including, among other things, limitations and prohibitions relating to additional indebtedness, liens, mergers, and asset sales by the Corporation and SJW Land Company.

San Jose Water Company Credit Agreement

On the Effective Date, San Jose Water Company, a wholly-owned subsidiary of the Corporation, and Wells Fargo entered into a credit agreement (the “San Jose Water Credit Agreement”), which provides for an unsecured revolving credit facility in an aggregate amount of $75 million. The San Jose Water Credit Agreement replaces San Jose Water Company’s existing credit facility with Wells Fargo.

The credit facility will be used for working capital purposes, including the short-term financing of capital projects. The San Jose Water Credit Agreement expires, and all obligations thereunder shall be due and payable, on September 1, 2014, unless earlier accelerated upon the occurrence of an event of default.

The San Jose Water Credit Agreement contains affirmative and negative covenants and events of default customary for credit facilities of this type, including, among other things, limitations and prohibitions relating to additional indebtedness, liens, mergers, and asset sales by San Jose Water Company.

The foregoing descriptions of the Credit Agreement and the San Jose Water Credit Agreement are qualified in their entirety by reference to the full terms and conditions of the agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto and incorporated by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Document

10.1	Credit Agreement dated March 1, 2012 by and between SJW Corp., SJW Land Company and Wells Fargo Bank, National Association and Promissory Note dated March 1, 2012.

10.2	Credit Agreement dated March 1, 2012 by and between San Jose Water Company and Wells Fargo Bank, National Association and Promissory Note dated March 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SJW CORP.

Date: March 6, 2012	/s/ James P. Lynch
James P. Lynch, Chief Financial Officer
and Treasurer

Exhibit Number	Description of Document

10.1	Credit Agreement dated March 1, 2012 by and between SJW Corp., SJW Land Company and Wells Fargo Bank, National Association and Promissory Note dated March 1, 2012.

10.2	Credit Agreement dated March 1, 2012 by and between San Jose Water Company and Wells Fargo Bank, National Association and Promissory Note dated March 1, 2012.

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